Exhibit 10.1

FIRST AMENDMENT

TO

INDEMNIFICATION AGREEMENT

This FIRST AMENDMENT TO INDEMNIFICATION AGREEMENT, dated as of             , 2015 (this “Amendment”), amends the Indemnification Agreement, dated as of             , 20     (the “Indemnification Agreement”), by and between TRI Pointe Homes, Inc., a Delaware corporation (“TRI Pointe”), and                      (the “Indemnitee”).

WHEREAS, the Indemnitee is currently a[n] [director][and][officer] of TRI Pointe and, under the Indemnification Agreement, is provided with an independent contractual right to indemnification and advancement of expenses in addition to those rights provided by Delaware law, the Certificate of Incorporation of TRI Pointe (the “TRI Pointe Charter”) and the Bylaws of TRI Pointe (the “TRI Pointe Bylaws”);

WHEREAS, pursuant to an Agreement and Plan of Merger to Form Holding Company, dated as of July 7, 2015 (the “Merger Agreement”), by and among TRI Pointe, TRI Pointe Group, Inc., a Delaware corporation (“Holdings”), and TPG Merger, Inc., a Delaware corporation (“Merger Sub”), on July 7, 2015, Merger Sub merged with and into TRI Pointe and TRI Pointe survived the Merger as a wholly-owned subsidiary of Holdings (the “Reorganization”);

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement;

WHEREAS, in connection with Reorganization, the Indemnitee was appointed as a[n] [director][and][officer] of Holdings;

WHEREAS, in connection with and effective as of the Effective Time of the Reorganization, TRI Pointe assigned all of its contractual rights and obligations under the Indemnification Agreement to Holdings and Holdings assumed all of the contractual rights and obligations of TRI Pointe under the Indemnification Agreement;

WHEREAS, the Certificate of Incorporation of Holdings (the “Holdings Charter” and together with the TRI Pointe Charter, the “Company Charter”) and the Bylaws of Holdings (the “Holdings Bylaws” and together with the TRI Pointe Bylaws, the “Company Bylaws”) are identical to the pre-Reorganization TRI Pointe Charter and TRI Pointe Bylaws, except for certain technical amendments, and authorize Holdings to provide indemnification and to advance expenses to the full extent permitted by Delaware law;

WHEREAS, TRI Pointe and the Indemnitee wish to amend the Indemnification Agreement in the manner set forth herein to make clear that all references to the “Company” in the Indemnification Agreement shall refer to Holdings with respect to the period after the Effective Time; and

WHEREAS, the Company wishes to affirm the Indemnitee’s independent contractual right to indemnification and advancement of expenses under the Indemnification Agreement in addition to those rights provided by Delaware law, the Company Charter and the Company Bylaws.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment. As of the Effective Time, all references to the “Company” in the Indemnification Agreement shall refer to TRI Pointe with respect to the period prior to the Effective Time and to Holdings with respect to the period after the Effective Time.

2. Effect of Amendment. Except as expressly set forth in Section 1 above, the parties hereto hereby agree that, effective as of the Effective Time, the Indemnification Agreement shall continue in full force and effect without any other modification thereto, and the parties hereto shall continue to be bound thereby on the terms and conditions set forth therein, as modified by Section 1 above.

3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same Amendment, it being understood that the parties need not sign the same counterpart.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be fully executed and delivered, all as of the date first set forth above.

TRI Pointe Homes, Inc.

By:
Name:
Title:

TRI Pointe Group, Inc.

By:
Name:
Title:

Indemnitee

By:
Name:

[SIGNATURE PAGE TO FIRST AMENDMENT TO INDEMNIFICATION AGREEMENT]